UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 20, 2023

TERRA SECURED INCOME FUND 5, LLC

(Exact name of registrant as specified in its charter)

Delaware	000-55780	90-0967526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 West 28th Street, 12th Floor

New York New York 10001

(Address of principal executive offices, including zip code)

(212) 753-5100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                ☒

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 20, 2023, Terra Secured Income Fund 5, LLC, a Delaware limited liability company (the “Company”), amended its limited liability operating company agreement (the “Company Agreement”), as expressly permitted by the terms thereof, in order to provide for a distribution-in-kind to the Company’s members of shares of the Class B common stock of Terra Property Trust, Inc. (“TPT”).

The foregoing dscription of the amendment to the Company Agreement is not complete and is qualified in its entirety by the terms of the amendment, a copy of which is attached hereto as Exhibit 3.1.

Item 7.01	Regulation FD Disclosure.

On December 21, 2023, the Company distributed a letter to the Company’s members regarding the planned distribution of shares of the Class B common stock of TPT to the Company’s members and certain related matters. A copy of the letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

Exhibit	Description

3.1	First Amendment to Amended and Restated Limited Liability Company Agreement of Terra Secured Income Fund 5, LLC

99.1	Letter to Terra Secured Income Fund 5, LLC Investors

104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TERRA SECURED INCOME FUND 5, LLC

Date: December 21, 2023	By:	/s/ Gregory Pinkus
	Name:	Gregory Pinkus
	Title:	Chief Financial Officer

* The registrant is a limited liability company managed by Terra Fund Advisors, LLC, its sole and managing member, and the signatory is signing in his capacity as an officer of Terra Fund Advisors, LLC.